UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2004

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2004, SOURCECORP, Incorporated (the “Company”) filed a Current Report on Form 8-K with the Securities Exchange Commission disclosing, among other things, that the Company had not been able to file on a timely basis with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 because of the Company’s ongoing internal investigation. On November 16, 2004, the Company received a Nasdaq Staff Determination letter (the “Determination Letter”) indicating that the Company had failed to timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2004, as required by Nasdaq Marketplace Rule 4310(c)(14), and that the Company’s common stock is therefore subject to delisting from The Nasdaq Stock Market. The Company will request a hearing with a Nasdaq Listing Qualifications Panel (the “Panel”) on this matter. A timely request by the Company for a hearing will stay the delisting pending the hearing and a determination by the Panel. There can be no assurance that the Panel will grant the Company’s request for continued listing. Pending a final determination by the Panel to delist the Company’s common stock, or the earlier filing by the Company of its Form 10-Q for the third quarter and any other public reports that are then due, and so long as the Company continues to meet the other listing requirements of The Nasdaq Stock Market, the Company’s common stock will continue to be listed for trading on The Nasdaq Stock Market, but the Company’s stock ticker symbol will become “SRCPE” starting at the opening of business on Thursday, November 18, 2004, reflecting The Nasdaq Stock Market convention for companies making delayed public filings.

On November 18, 2004, the Company issued a press release disclosing that the Company had received the Determination Letter and that the Company would request a hearing before a Nasdaq Listing Qualifications Panel to appeal the delisting of the Company’s common stock from The Nasdaq Stock Market. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 18, 2004 regarding the Company’s receipt of delisting notification from Nasdaq

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

Date: November 18, 2004	By: /s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr. Chief Executive Officer and President

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 18, 2004 regarding the Company’s receipt of delisting notification from Nasdaq

3